Item 1: Report to Shareholders

Developing Technologies Fund	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Fellow Shareholders

Science and technology stocks, which made little headway in the first half of 2005, recovered in the second half. Most major market indices ended the year with small gains. Despite data indicating a continuing economic recovery and few signs of inflation, rising energy prices, higher short-term interest rates, and fears arising from devastation caused by the summer’s hurricanes restrained investor enthusiasm. Even though the current small-cap outperformance cycle of more than six years has extended beyond the historical average, small-cap issues kept pace with large-caps for the year, with the Russell 2000 Index returning 4.55% compared with 4.91% for the S&P 500 Stock Index.

For the six months ended December 31, your fund returned 10.03%, beating the unmanaged S&P 500 but underperforming the Lipper Science & Technology Funds Index, as shown in the accompanying Performance Comparison table. For the one-year period, fund results trailed the S&P 500 and its Lipper peer group. In six of the past seven years, science and technology stocks declined in the first half of the year, then surged in the second half. These stocks followed a similar pattern in 2005.

MARKET ENVIRONMENT

In the first half of 2005, the broad markets retreated—with technology stocks lagging behind the overall market—but in the second half, equity markets and technology stocks rebounded. The U.S. economy continued to grow, and major European countries—Germany, France, and Italy—showed signs of renewed growth after slowing in early 2005. Perhaps the most significant news was that after 15 years of languid growth and numerous failed recoveries, Japan’s economy is again growing. Although oil prices rose to more than $70 a barrel after two hurricanes battered the U.S. Gulf Coast, they fell back to lower levels. The Federal Reserve continued its methodical program of raising short-term interest rates and set the fed funds rate at 4.25% at the year-end, but markets interpreted Fed language in the minutes released at year-end to mean that the central bank would probably end the current tightening cycle sometime in the first half of 2006.

Among technology companies, several major trends affecting the sector became clearer, creating a number of interesting opportunities. Digital media is replacing analog in consumer devices, online advertising is quickly emerging from its infancy and becoming a major marketing media, subscription-based software is gaining popularity with companies that used to purchase their enterprise software systems, and broadband distribution is proliferating in the wireline and wireless universes. Consolidation among small technology companies continued, lifting the sector. Among the more notable combinations in the last six months that benefited our fund were Microsemi’s acquisition of Advanced Power Technology and Autonomy’s purchase of Verity. We believe that consolidation among technology companies will continue. Another positive for tech stocks is that late in the year business capital expenditures, which have been at 20-year lows, were showing signs of picking up. Companies in the S&P 500 increased their spending on capital expenditures during the third quarter of 2005 by 24% compared with the same period in 2004, according to Thomson Financial. They are also well positioned to spend. U.S. companies are sitting on record amounts of cash, and many have pared their debt, giving them ample funds to buy new hardware and software to upgrade their business systems and operations. (Please refer to our portfolio of investments for a complete listing of the portfolio’s holdings and the amount each represents of the portfolio.)

PORTFOLIO REVIEW

The fund remains broadly diversified across the principal segments of the science and technology sector. At the end of 2005, semiconductors and software companies accounted for 57% of the portfolio, and telecommunications equipment and services, media, and hardware constituted an additional 33%. The remainder is spread among health care and information technology services.

In the second half of 2005, we increased our semiconductor holdings. On the consumer side, the switch from analog to digital media is creating huge demand for chips used in consumer products such as digital television sets, personal digital devices (iPod and MP3 music players), and wireless phones with video capabilities. Semiconductors is now our largest industry allocation because we believe the glut of chips that was weighing on these stocks has disappeared and there should be strong demand this year. We added attractively valued companies, such as Xilinx, Integrated Device Technology, and Silicon Laboratories.

During the second half of the year, our software holdings delivered the best contribution. We believed that the subscription-based software model of open-source provider Red Hat would gain popularity with corporations and established a large position. Subscriptions for the company’s products did indeed increase, and the market rewarded that decision. Our holdings of RightNow Technologies, a provider of customer-relationship management solutions, also performed well. Not all of our software holdings were winners. Mercury Interactive lost considerable value this fall when its chief executive officer, chief financial officer, and general counsel resigned while the company’s board was investigating past options grants. We sold all of our Mercury stock. Motive, a provider management software for networked products and services, delayed filing a financial statement this fall, and its stock tumbled.

Among portfolio holdings, online search engine Google and high-performance analog and semiconductor designer and manufacturer Intersil, which were our standouts in the first half, continue to perform well. Although the rise in Google’s share price since its public offering has been remarkable, we believe the company has an outstanding business model that should continue to generate healthy earnings and cash flow growth, and it remains a substantial position. Although the telecommunications equipment sector performed poorly, several of our stocks did quite well. Network equipment maker Adtran and Foundry Networks, a maker of switching, routing, and Web traffic management equipment and software, enjoyed a strong second half.

Hardware manufacturer Dell failed to deliver. Blaming weakness in the U.S. and the U.K. markets, the computer giant missed its earnings estimates for the last two quarters. Despite its short-term pricing and margin problems that may take some time to rectify, we believe the company possesses a unique business model and has strong potential for future growth. 3D Systems, which provides 3D printing and rapid prototyping tools that reduce the time and cost of designing products, was another laggard.

Garmin, a manufacturer of global positioning equipment for the consumer market, and Take-Two Interactive, a writer of software for the electronic game industry, were two of our largest purchases during the period. We believe Garmin is the leader in the personal navigation device market, which we expect to grow rapidly in the next few years. We believe that Take-Two is well positioned to take advantage of the video game industry’s new cycle that began with the release of Xbox 360 and will expand with the release of PlayStation 3. Take-Two has invested heavily over the last few years in building its internal creative talent and appears it could experience outsized growth during the next platform cycle.

OUTLOOK

Historically, the first half of the year is the weakest season for technology stocks, but with the Fed reaching the end of its tightening cycle and energy prices stabilizing, this may be a year when the historical pattern is broken. After years of meager spending, companies are investing in the capital equipment and technology to improve their productivity, efficiency, and capacity. Those capital expenditures will flow through to companies in our portfolio. With large hoards of cash and attractively valued targets among the smaller technology companies, the pace of consolidation will likely continue in 2006. Those are the short-term factors that are likely to influence the market. We are also likely to see the impact of a number of significant technology cycles—from online advertising to the explosion in digital media—that are under way. These development cycles will create demand for new products and services and create opportunities for investment.

Our focus remains on companies with growing market share and strong management teams that are positioned to benefit from the opportunities available in an improving economic and technology spending environment.

As always, we appreciate your continued support.

Respectfully submitted,

Jeffrey Rottinghaus
President of the fund and chairman of its Investment Advisory Committee

January 18, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Stock Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Price/earnings ratio: Calculated by dividing a stock’s market value per share by the company’s earnings per share for the past 12 months or by expected earnings for the coming year.

Portfolio Highlights

MAJOR PORTFOLIO CHANGES

Listed in descending order of size

6 Months Ended 12/31/05

Largest Purchases	Largest Sales
Integrated Device Technology *	Red Hat
Garmin **	NetIQ ***
Take-Two Interactive Software **	Cognos ***
Xilinx	Mercury Interactive ***
Immucor **	Advanced Power Technology ***
WMS Industries **	eBay ***
VeriSign	Intersil Holding
Digital River **	Marvell Technology Group ***
Macromedia **†	McAfee
Senomyx **	Research In Motion ***

12 Months Ended 12/31/05

Largest Purchases	Largest Sales
Integrated Device Technology *	Red Hat
Xilinx	Cisco Systems
FEI **	Intersil Holding
VeriSign	Mercury Interactive ***
RightNow Technologies **	NetIQ ***
Garmin **	Cognos ***
Take-Two Interactive Software **	Informatica ***
Cogent **	eBay ***
Juniper Networks	Advanced Power Technology ***
Silicon Laboratories **	Nassda ***

* Merger
** Position added
*** Position eliminated
† Acquired

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132. The performance information shown does not reflect the deduction of a 1% redemption fee on shares held three months or less (if purchased directly from T. Rowe Price) or 90 days or less (if purchased through a retirement plan); if it did, the performance would be lower. If you purchased shares of the fund through an intermediary, please contact your intermediary to determine whether the holding period is 90 days or three months.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 97.7%		
HARDWARE 10.4%		
Enterprise Hardware 10.4%		
3-D Systems (1)	35,000	630
Avid Technology (1)	7,500	411
Dell (1)	25,000	750
FEI (1)	47,000	901
Harman International	4,000	391
National Instruments	20,000	641
Orbotech (1)	27,000	647
Total Hardware		4,371
HEALTH CARE 4.4%		
Health Care Services 1.0%		
American Medical Systems (1)	24,000	428
		428
Medical Devices 3.4%		
Immucor (1)	25,000	584
Respironics (1)	12,000	445
Senomyx (1)	31,500	382
		1,411
Total Health Care		1,839
IT SERVICES 3.6%		
Processors 3.6%		
ChoicePoint (1)	11,000	490
Jack Henry & Associates	30,000	572
Open Solutions (1)	19,000	436
Total IT Services		1,498

MEDIA 10.9%		
Gaming 1.5%		
WMS Industries (1)	25,000	627
		627
Internet 9.4%		
CNET Networks (1)	30,000	441
Digitas (1)	28,800	361
Google, Class A (1)	2,000	830
LivePerson (1)	70,300	394
Marchex, Class B (1)	25,000	562
Sina (1)	15,000	362
Yahoo! (1)	25,000	980
		3,930
Total Media		4,557
SEMICONDUCTORS 31.6%		
Analog Semiconductors 9.9%		
AMIS Holdings (1)	50,000	532
Analog Devices	22,000	789
Intersil Holding, Class A	30,000	746
Maxim Integrated Products	23,000	834
Semtech (1)	40,000	730
Zarlink Semiconductor (1)	250,000	513
		4,144
Digital Semiconductors 15.3%		
Altera (1)	42,000	778
Integrated Device Technology (1)	108,400	1,429
Microchip Technology	20,000	643
PMC-Sierra (1)	87,000	671
Silicon Laboratories (1)	25,000	917
Spansion, Class A (1)	31,200	434

Xilinx	62,000	1,563
		6,435
Semiconductor Capital Equipment 6.4%		
ATMI (1)	10,500	294
Cymer (1)	25,000	888
Entegris (1)	46,000	433
MKS Instruments (1)	33,000	590
Ultra Clean (1)	65,000	469
		2,674
Total Semiconductors		13,253
SOFTWARE 25.0%		
Applications Software 8.0%		
Adobe Systems	10,000	369
Agile Software (1)	62,000	371
Digital River (1)	20,500	610
FileNet (1)	20,000	517
MatrixOne (1)	46,100	230
NAVTEQ (1)	3,000	132
RightNow Technologies (1)	50,000	923
Verint Systems (1)	5,400	186
Vocus (1)	3,000	31
		3,369
Consumer Software 1.7%		
Take-Two Interactive Software (1)	40,000	708
		708
Infrastructure Software 2.5%		
Kenexa (1)	10,700	226
Red Hat (1)	30,000	817
		1,043
Systems Software 7.8%		
Altiris (1)	18,700	316

Cogent (1)	33,000	748
McAfee (1)	18,000	488
Motive (1)	75,000	232
Quest Software (1)	33,000	482
VeriSign (1)	46,000	1,008
		3,274
Technical Software 5.0%		
Argon (1)	7,000	217
Cadence Design Systems (1)	40,000	677
Intermap Technologies (CAD) (1)	40,000	171
PDF Solutions (1)	5,000	81
Taleo, Class A (1)	36,000	478
Virage Logic (1)	45,000	445
		2,069
Total Software		10,463
TELECOM EQUIPMENT 8.5%		
Wireless Equipment 1.4%		
QUALCOMM	14,000	603
		603
Wireline Equipment 7.1%		
ADTRAN	4,000	119
Cisco Systems (1)	30,000	514
Foundry Networks (1)	15,000	207
Garmin	13,000	862
Juniper Networks (1)	57,000	1,271
		2,973
Total Telecom Equipment		3,576
TELECOM SERVICES 3.3%		
Wireless - Domestic 3.3%		
Crown Castle International (1)	24,000	646

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Developing Technologies Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on August 31, 2000. The fund seeks to provide long-term capital growth.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $10,000 for the year ended December 31, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held less than 90 days/3 months to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $30,887,000 and $39,001,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2005. At December 31, 2005, the tax-basis components of net assets were as follows:

Pursuant to federal income tax regulations applicable to investment companies, the fund has elected to treat net capital losses realized between November 1 and December 31 of each year as occurring on the first day of the following tax year. Consequently, $223,000 of realized losses reflected in the accompanying financial statements will not be recognized for tax purposes until 2006. The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $857,000 of capital loss carryforwards. As of December 31, 2005, the fund had $8,671,000 of capital loss carryforwards that expire in 2010.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $41,590,000.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable. At December 31, 2005, the fund had $55,000 of capital loss carry-forwards that expire in 2014.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.60% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2005, the effective annual group fee rate was 0.31%.

The fund is also subject to a contractual expense limitation through April 30, 2007. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.50%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2009. Pursuant to this agreement, at December 31, 2005, management fees waived in the amount of $326,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2005, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $103,000 for T. Rowe Price Services, Inc., and $4,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $11,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $1,107,000 and $979,000, respectively.

As of December 31, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 202,264 shares of the fund, representing 2% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Developing Technologies Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Developing Technologies Fund, Inc. (the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Government Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 13, 2006

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Jeremiah E. Casey **	Director, National Life Insurance (2001 to 8/05); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005
[59]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Chairman of the Board, and Chief Executive Officer, The
2001	Rouse Company, real estate developers (1997 to 2004); Director,
[113]	Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
2000	Haven Group, a custom manufacturer of modular homes (1/04 to
[113]	present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp. and Golden Star Resources Ltd. (5/00 to
2000	present) and Pacific Rim Mining Corp. (2/02 to present)
[113]

Karen N. Horn	Managing Director and President, Global Private Client Services,
(1943)	Marsh Inc. (1999 to 2003); Managing Director and Head of
2003	International Private Banking, Bankers Trust (1996 to 1999); Director,
[113]	Eli Lilly and Company and Georgia Pacific

F. Pierce Linaweaver	President, F. Pierce Linaweaver & Associates, Inc., consulting environ-
(1934)	mental and civil engineers
2001
[113]

Theo C. Rodgers***	President, A&R Development Corporation
(1941)
2005
[97]

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.;
2001	Director, AMLI Residential Properties Trust
[113]

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

James A.C. Kennedy, CFA	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1953)	Inc.; Director, T. Rowe Price Global Asset Management Limited,
2001	T. Rowe Price Global Investment Services Limited, and T. Rowe Price
[45]	International, Inc.

James S. Riepe	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1943)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2000	Board and Director, T. Rowe Price Global Asset Management Limited,
[113]	T. Rowe Price Global Investment Services Limited, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Chairman of the Board, Director,
President, and Trust Officer, T. Rowe Price Trust Company; Director,
T. Rowe Price International, Inc.; Chairman of the Board, all funds
* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Developing Technologies Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price; formerly analyst,
Vice President, Developing Technologies Fund	Mellon Growth Advisors and Fidelity Management
and Research (to 2003)

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Executive Vice President,
Business Development, HelloAsia (to 2001)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Developing	T. Rowe Price; Vice President, T. Rowe Price
Technologies Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Trust Company

Jill L. Hauser (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Developing Technologies Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Developing Technologies Fund	T. Rowe Price Investment Services, Inc.

Jeffrey Rottinghaus, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Developing	Group, Inc.; formerly student, the Wharton
Technologies Fund	School, University of Pennsylvania (to 2001)

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
President, Developing Technologies Fund	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly Research Analyst and
Sector Fund Portfolio Manager, Fidelity
Investments (to 2004)

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Developing Technologies Fund

Wenhua Zhang, CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Developing Technologies Fund	Group, Inc.; formerly student, the Wharton
School, University of Pennsylvania (to 2001)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at
least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$6,867	$6,500
Audit-Related Fees	442	909
Tax Fees	1,950	1,763
All Other Fees	393	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Developing Technologies Fund, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006